CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Feb. 28, 2018	Feb. 28, 2017
Consolidated Statements Of Operations
Revenues	$ 327,335	$ 165,991
Cost of revenues	1,031,344	473,056
Gross loss	(704,009)	(307,065)
Operating expenses:
Selling, general and administrative expenses	7,443,296	5,168,512
Loss from operations	(8,147,305)	(5,475,577)
Other income (expense)
Impairment expense	(1,721,760)	(1,725,009)
Interest expense	(374,331)	(19,040)
Total other income (expense)	(2,096,091)	(1,744,049)
Loss before income taxes	(10,243,396)	(7,219,626)
Income tax provision
Net loss	$ (10,243,396)	$ (7,219,626)
Net loss per common share basic and diluted	$ (0.17)	$ (0.16)
Weighted average common shares outstanding basic and diluted	61,786,169	44,840,743